UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2005

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Prior to 2005 AGL Resources Inc.'s business was organized into three operating segments based on similarities in economic characteristics, products and services, types of customers, methods of distribution and regulatory environments as well as the manner in which it manages these segments and its internal management information flows.  Beginning in 2005, AGL Resources Inc. added an additional segment, retail energy operations, which consist of the operations of SouthStar, its retail gas marketing subsidiary that conducts business primarily in Georgia. AGL Resources Inc. added this segment due to its application of accounting guidance in SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information" (SFAS 131) in consideration of the impact of its acquisitions of NUI Corporation and Jefferson Island Storage & Hub, LLC.  AGL Resources Inc. has recast the segment presentation for the years ended December 31, 2004, 2003 and 2002 in accordance with the guidance set forth in SFAS 131 and is filing this Current Report on Form 8-K to file updated consolidated financial statements for each of the three years in the period ended December 31, 2004. In connection with this segment recasting, AGL Resources Inc. is updating the following information that appeared in its Annual Report on Form 10-K for the year ended December 31, 2004:

•	Consents of Independent Registered Public Accounting Firms, attached as Exhibits 23.1, 23.2 and 23.3 to this report and incorporated herein by reference;
•
Item 7, “Management’s Discussion & Analysis of Financial Condition & Results of Operations” of AGL Resources Inc.’s Annual Report on Form 10-K, attached as Exhibit 99.1 to this report and incorporated herein by reference; and

•	Item 8, “Financial Statements and Supplementary Data” of AGL Resources Inc.’s Annual Report on Form 10-K, attached as Exhibit 99.1 to this report and incorporated herein by reference.

This Current Report on Form 8-K does not reflect events occurring after February 15, 2005, the date AGL Resources Inc. filed its Annual Report on Form 10-K for the year ended December 31, 2004, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in Exhibits 99.1 and 99.2 attached hereto.

For information on other developments regarding AGL Resources Inc. since the filing of the Form 10-K, please refer to AGL Resources Inc.’s reports filed with the Securities and Exchange Commission, including AGL Resources Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, filed with the Securities and Exchange Commission on May 5, 2005, which provides updated information in AGL Resources Inc.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as it relates to the quarterly period ended March 31, 2005.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Certified Public Accounting Firm
23.2	Consent of Independent Registered Certified Public Accounting Firm
23.3	Consent of Independent Registered Certified Public Accounting Firm
99.1	Item 7, “Management’s Discussion & Analysis of Financial Condition & Results of Operations,” recast as required under the provisions of SFAS 131
99.2	Item 8, “Updated Financial Statements and Supplementary Data,” recast as required under the provisions of SFAS 131

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: July 28, 2005	/s/ Richard T. O’Brien
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Certified Public Accounting Firm
23.2	Consent of Independent Registered Certified Public Accounting Firm
23.3	Consent of Independent Registered Certified Public Accounting Firm
99.1	Item 7, “Management’s Discussion & Analysis of Financial Condition & Results of Operations,” recast as required under the provisions of SFAS 131
99.2	Item 8, “Updated Financial Statements and Supplementary Data,” recast as required under the provisions of SFAS 131